UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 25, 2005

                       __________________________________

                          GROEN BROTHERS AVIATION, INC.
             (Exact Name of Registrant as Specified in its Charter)


              Utah                      0-18958                    87-0489865
              ----                      -------                    ----------
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
         of Incorporation)                                   Identification No.)

2640 W. California Ave, Suite A, Salt Lake City, Utah             4104-4593
-----------------------------------------------------             ---------
         (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (801) 973-0177

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ______________________________________________________________________________

Item 3.02         Unregistered Sales of Equity Securities

         During the period October 1, 2005 through November 25, 2005, the Company issued a total of 9,895,009 shares of its restricted common stock at prices ranging from $0.20 to $0.31 per share through private placement offerings in reliance upon the exemption from registration contained in Rule 506 of Regulation D. These shares represent approximately 7.4% of the 134,422,136 shares of the Company's common stock that were outstanding as of September 30, 2005 and were issued for the following consideration: 4,325,750 shares for cash of $908,000; 250,250 shares in payment of accrued finders' compensation on the sale of common stock of $50,000; 5,004,009 shares in payment of a put option liability of $1,560,000; 5,000 shares in payment of a customer refund of $1,000; 300,000 shares for the retirement of debt of $60,000; and 10,000 shares in payment of consulting services of $2,000. In addition, cash finders' compensation and accrued finders' compensation on the sale of common stock totaled $26,000 and $28,000, respectively, during this period. The Company did not use underwriters in the sale or placement of these unregistered shares of common stock.

         A stockholder exercised the option to put 750,000 shares of the Company's common stock at a price of $2.08 per share, or a total of $1,560,000. The stockholder agreed to accept 5,004,009 shares of restricted common stock of the Company at $0.31 per share in payment of the put option liability.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GROEN BROTHERS AVIATION, INC.

Date:    November 25, 2005                  By  /s/  David Groen
                                            --------------------
                                            David Groen
                                            President and Chief Executive Office